                                 Exhibit 99.3

                               VOTING AGREEMENT


     THIS VOTING AGREEMENT (the "Agreement") dated as of October 17, 2001, by and among Cytyc Corporation, a Delaware corporation ("CYTYC"), and the persons listed on Schedule A hereto (collectively, the "Stockholders" and each a "Stockholder"), each a stockholder of Pro Duct Health, Inc., a Delaware corporation ("PRO DUCT").

                                  WITNESSETH:


     WHEREAS, PRO DUCT, CYTYC and Cytyc Health Corporation, a Delaware corporation and wholly-owned subsidiary of CYTYC ("SUB"), are entering into an Agreement and Plan of Merger dated as of October 17, 2001 (the "Merger Agreement") pursuant to which it is contemplated that PRO DUCT will be merged with and into SUB (the "Merger") and the holders of PRO DUCT's common stock, par value $0.0001 per share (the "PRO DUCT Common Stock"), and the holders of PRO DUCT's preferred stock, par value $0.0001 per share (the "PRO DUCT Preferred Stock"), will be entitled to receive a combination of shares of CYTYC's Common Stock, par value $0.01 per share ("CYTYC Common Stock"), and cash, for such shares of PRO DUCT Common Stock and PRO DUCT Preferred Stock; and

     WHEREAS, CYTYC, as a condition to its willingness to enter into the Merger Agreement, has required the Stockholders to agree to vote all of the shares of PRO DUCT Common Stock and PRO DUCT Preferred Stock owned by the Stockholders, together with any additional shares of PRO DUCT Common Stock or PRO DUCT Preferred Stock hereafter acquired by the Stockholders (by exercise of options or warrants, by conversion of debentures or otherwise acquired by such Stockholder) (such specified number of shares, and any additional shares when and if acquired, being referred to as the "Shares") in favor of the Merger Agreement and the Merger on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises, the covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Voting Shares.  Each Stockholder hereby agrees that at any meeting of
          -------------
the stockholders of PRO DUCT, however called, and in any action by consent of the stockholders of PRO DUCT in lieu of a meeting, the Stockholder will appear at the meeting (or otherwise cause the Shares owned by such Stockholder to be counted as present thereat for purposes of establishing a quorum) and the Stockholder will vote or consent (or cause to be voted or consented) the Shares owned by such Stockholder (a) in favor of the Merger; (b) in favor of the Merger Agreement, as such may be modified or amended from time to time; (c) against any Acquisition Transaction (as such term is defined in the Merger Agreement) (an "Acquisition Transaction") other than the Merger, or any other merger, sale or other business combination between PRO DUCT and any other person or entity or any other action that would make it impractical for CYTYC to effect a merger or other business combination of PRO DUCT with

CYTYC or SUB; and (d) against any other action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of PRO DUCT under the Merger Agreement or which would result in any of PRO DUCT's obligations under the Merger Agreement not being fulfilled. Notwithstanding anything to the contrary herein, no Stockholder shall be obligated to vote in favor of the Merger or the Merger Agreement in the event that any of the terms or conditions of the Merger Agreement are amended or modified in any respect that (i) has a material adverse effect on the rights or remedies of such Stockholder or (ii) changes the Consideration (as such term is defined in the Merger Agreement).

     2.   Representations and Warranties of the Stockholders.  Each Stockholder,
          --------------------------------------------------
severally and not jointly, represents and warrants to CYTYC as follows:

          (a)  Ownership of Shares.  That Stockholder is the sole beneficial
               -------------------
owner of the number of Shares set forth as being owned by that Stockholder on Schedule A. The Shares set forth opposite that Stockholder's name on Schedule A constitute all the Shares owned beneficially or of record by that Stockholder. The Shares owned by that Stockholder are held by that Stockholder, or by a nominee or custodian for the benefit of that Stockholder, free and clear of all liens, mortgages, security interests, pledges, charges, encumbrances, adverse claims or other adverse interests of any kind, except for encumbrances arising under this Agreement or the agreements pursuant to which the Shares were issued to that Stockholder or as imposed by law.

          (b)  Power; Binding Agreement.  That Stockholder has the legal
               ------------------------
capacity, power and authority to enter into this Agreement and to perform all of that Stockholder's obligations under this Agreement. The execution and delivery of this Agreement and the performance of the transactions contemplated hereby by that Stockholder have been duly and validly authorized by all necessary action on the part of the Board of Directors or other comparable governing body of that Stockholder and no other proceedings are necessary to authorize this Agreement or the performance of the transactions contemplated hereby. The execution, delivery and performance of this Agreement by that Stockholder will not violate any other agreement to which that Stockholder is a party, including, without limitation, any voting agreement, stockholders agreement or voting trust. This Agreement has been duly and validly executed and delivered by that Stockholder and constitutes a valid and binding obligation of that Stockholder, enforceable against that Stockholder in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application referring to or affecting enforcement of creditors' rights, or by general equitable principles.

          (c)  Consents and Approvals; No Violation.  Neither the execution and
               ------------------------------------
delivery nor the performance of this Agreement by that Stockholder will: (i) require any consent, approval, authorization or permit of, or filing with or notification to, any person or entity or any governmental or regulatory authority; (ii) conflict with, cause a breach or default of (or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any benefit under) any note, bond, mortgage, indenture, pledge, security agreement, credit agreement, guarantee, suretyship arrangement or other instrument in respect of indebtedness for borrowed money to which that Stockholder is a party or by which that Stockholder or any of that Stockholder's assets may be bound; or (iii) violate any court or administrative order, writ or injunction or process, or any consent decree to which that Stockholder (or its assets or property)

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

is a party or is subject, or any statute, law, rule, regulation, license, franchise or permit applicable to that Stockholder.

     3.   Representations and Warranties of CYTYC.  CYTYC represents and
          ---------------------------------------
warrants to each Stockholder that:

          (a)  Power; Binding Agreement.  CYTYC has the corporate power and
               ------------------------
authority to enter into this Agreement and to perform all its obligations under this Agreement. The execution and delivery of this Agreement and the performance of the transactions contemplated hereby by CYTYC have been duly and validly authorized by all necessary action on the part of its Board of Directors and no other proceedings are necessary to authorize this Agreement or the performance of the transactions contemplated hereby. The execution, delivery and performance of this Agreement by CYTYC will not violate any other agreement to which CYTYC is a party. This Agreement has been duly and validly executed and delivered by CYTYC and constitutes a valid and binding obligation of CYTYC, enforceable against CYTYC in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application referring to or affecting enforcement of creditors' rights, or by general equitable principles.

          (b)  Consents and Approvals; No Violation.  Neither the execution and
               ------------------------------------
delivery nor the performance of this Agreement by CYTYC will: (i) require any consent, approval, authorization or permit of, or filing with or notification to, any person or entity or any governmental or regulatory authority; (ii) conflict with, cause a breach or default of (or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any benefit under) any note, bond, mortgage, indenture, pledge, security agreement, credit agreement, guarantee, suretyship arrangement or other instrument in respect of indebtedness for borrowed money to which CYTYC is a party or by which CYTYC or any of CYTYC's assets may be bound, or; or (iii) violate any court or administrative order, writ or injunction or process, or any consent decree to which CYTYC (or its assets or property) is a party or is subject, or any statute, law, rule, regulation, license, franchise or permit applicable to CYTYC.

     4.   Additional Covenants of the Stockholders.  Each Stockholder, severally
          ----------------------------------------
and not jointly, hereby covenants and agrees that:

          (a) the Stockholder will not enter into any transaction or take any action, other than those actions contemplated by this Agreement, or by inaction permit any event to occur, that would (i) result in any of the representations or warranties of the Stockholder herein contained not being true and correct at and as of the time immediately after the occurrence of such transaction, action or event; or (ii) have the effect of preventing or disabling the Stockholder from performing the Stockholder's obligations under this Agreement;

          (b) the Stockholder will not grant any proxies or powers of attorney with respect to any Shares, deposit any Shares into a voting trust or enter into a voting agreement with respect to such Shares; provided, however, that the Stockholder may grant proxies to third parties provided that such proxies are expressly made subject to the terms of this Agreement;

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

          (c) from and after the date hereof until the termination of this Agreement, other than under the circumstances contemplated by Section 7 hereof, the Stockholder will not sell, transfer, pledge, hypothecate, transfer by gift, or otherwise dispose of in any manner whatsoever, the Shares without notifying CYTYC in advance and obtaining and delivering to CYTYC any evidence that CYTYC may reasonably request to evidence the transferee's agreement to be bound by this Agreement. If any involuntary transfer or other disposition of any of the Shares shall occur (including, but not limited to, a sale by the Stockholder's trustee in bankruptcy, or a sale to a purchaser at any creditor's or court sale), the transferee (which term, as used herein, shall include any and all subsequent transferees of the initial transferee) shall take and hold such Shares subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect;

          (d) the Stockholder agrees not to assert any dissenters', appraisal or similar rights, if any, whether under the Delaware General Corporation Law, the California Corporations Code or otherwise with respect to the Merger and the conversion of the PRO DUCT capital stock into shares of CYTYC Common Stock and cash as provided in the Merger Agreement; and

          (e) the Stockholder will execute and deliver any additional documents reasonably necessary or desirable, in the opinion of CYTYC's or PRO DUCT's counsel, to implement and effect the provisions of this Agreement.

     5.   No Solicitation.  No Stockholder shall, in that Stockholder's capacity
          ---------------
as such, directly or indirectly, (a) solicit, initiate, encourage or in any way facilitate (including by way of furnishing or disclosing nonpublic information) any inquiries, proposal, negotiation or agreement from any corporation, partnership, person, group or other entity ("Third-Party Acquiror") concerning an Acquisition Transaction, (b) negotiate, explore or otherwise engage in discussion with any Third-Party Acquiror with respect to any Acquisition Transaction, (c) agree to or endorse an Acquisition Transaction with any person (other than CYTYC or SUB) or any agreement, arrangement or understanding with respect to any such Acquisition Transaction or which would require PRO DUCT to abandon, terminate or fail to consummate the Merger or any other transaction contemplated by this Agreement, or (d) authorize or permit any person or entity acting on behalf of that Stockholder to do any of the foregoing. If any Stockholder receives any inquiry or proposal regarding any Acquisition Transaction, that Stockholder shall promptly inform CYTYC of that inquiry or proposal unless CYTYC shall otherwise have already been notified of such inquiry or proposal.

     6.   Legending of Certificates; Nominee Shares.  Each Stockholder agrees to
          -----------------------------------------
use it reasonable efforts to find and submit to CYTYC contemporaneously with or promptly following execution of this Agreement (or promptly following receipt of any additional certificates representing any additional Shares) all certificates representing the Shares held by such Stockholder so that CYTYC may note thereon a legend identical or similar in effect to the following legend (together with any other legend or legends required by applicable state securities laws or otherwise):

     "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A VOTING AGREEMENT DATED AS OF OCTOBER 17, 2001 BY AND BETWEEN THE REGISTERED HOLDER HEREOF AND THE OTHER PARTY NAMED THEREIN, A COPY

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

OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE ISSUER OF SUCH CERTIFICATE."

     7.   Adjustments to Prevent Dilution, Etc.  In the event of any change in
          ------------------------------------
PRO DUCT Common Stock by reason of any reclassification, recapitalization, reorganization, split-up, combination, exchange of shares or readjustment, or a stock dividend or other extraordinary distribution thereon, the term "Shares" shall be deemed to refer to and include the Shares as well as all such stock dividends and distributions and any shares into which or for which any or all of the Shares may be changed or exchanged.

     8.   Stockholder Capacity.  No person executing this Agreement who is or
          --------------------
becomes during the term of this Agreement a director of PRO DUCT makes any agreement in his or her capacity as a director. Each Stockholder is executing and delivering this Agreement solely in that Stockholder's capacity as the record and beneficial owner of that Stockholder's Shares. Notwithstanding anything to the contrary in this Agreement, no action or inaction by a representative of any Stockholder in his capacity as a director of PRO DUCT shall be deemed to contravene Section 5 hereof, as long as the action or inaction does not contravene Section 5.13 of the Merger Agreement.

     9.   Termination.  This Agreement shall terminate on the Effective Time of
          -----------
the Merger (as such term is defined in the Merger Agreement); provided, however, that this Agreement shall in any event automatically terminate upon the termination of the Merger Agreement.

     10.  Miscellaneous.
          -------------

          (a)  No Waiver.  The failure of any party to exercise any right, power
               ---------
or remedy under this Agreement or otherwise available in respect of this Agreement at law or in equity, or to insist upon compliance by any other party with that party's obligations under this Agreement, shall not constitute a waiver of any right to exercise any such or other right, power or remedy or to demand such compliance.


          (b)  Notices.  All notices and other communications hereunder shall be
               -------
in writing and shall be delivered personally or by next-day courier to the parties at the addresses specified below (or at such other address for a party as shall be specified by like notice; provided that notices of a change of address shall be effective only upon receipt thereof). Any such notice shall be effective upon receipt, if personally delivered, or one day after delivery to a courier for next-day delivery.


               (i)  if to CYTYC, to:
                    Cytyc Corporation
                    85 Swanson Road
                    Boxborough, MA 01719
                    Attention: President

               (ii) if to Stockholder, to:

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

          (c)  Descriptive Headings; Interpretation.  The headings contained in
               ------------------------------------
this Agreement are for reference purposes only and shall not affect in way the meaning or interpretation of this Agreement. References in this Agreement to Sections and Schedules mean a Section or Schedule of this Agreement unless otherwise indicated. The terms "beneficially own" and "beneficial owner" with respect to any securities shall have the same meaning as in, and shall be determined in accordance with, Rule 13d-3 under the Securities Exchange Act of 1934, as amended.

          (d)  Entire Agreement; Assignment.  This Agreement (including the
               ----------------------------
exhibits and other documents and instruments referred to herein), together with the Merger Agreement and any Affiliate Agreement (as defined in the Merger Agreement) signed by such Stockholder, constitute the entire agreement and supersede all other prior agreements and understandings, both written and oral, among the parties or any of them, with respect to the subject matter hereof. Except as otherwise expressly provided herein, this Agreement is not intended to confer upon any person not a party hereto any rights or remedies hereunder. Except as otherwise expressly provided herein, this Agreement shall not be assigned by operation of law or otherwise; provided that CYTYC may assign its rights and obligations hereunder to a direct or indirect subsidiary of CYTYC, but no such assignment shall relieve CYTYC of its obligations hereunder.

          (e)  Liability after Transfer.  Each Stockholder agrees that,
               ------------------------
notwithstanding any transfer of that Stockholder's Shares in accordance with
Section 4(d) hereof, that Stockholder shall remain liable for the performance of that Stockholder's obligations under this Agreement.

          (f)  Injunctive Relief, Remedies Cumulative.
               --------------------------------------

               (i) The Stockholders acknowledge that CYTYC will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of the Stockholders that are contained in this Agreement. It is accordingly agreed that, in addition to any other remedies that may be available to CYTYC upon the breach by any Stockholder of such covenants and agreements, CYTYC shall have the right to obtain injunctive relief to restrain any breach or threatened breach of such covenants or agreements or otherwise to obtain specific performance of any of such covenants or agreements.

               (ii) No remedy conferred upon or reserved to any party herein is intended to be exclusive of any other remedy and every remedy shall be cumulative and in addition to every other remedy herein or now or hereafter existing at law, in equity or by statute.

          (g)  Governing Law.  This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the State of Delaware without giving effect to the provisions thereof relating to conflicts of laws.

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

          (h)  Effect of Partial Invalidity.  Whenever possible, each provision
               ----------------------------
of this Agreement shall be construed in such a manner as to be effective and valid under applicable law. If any provision of this Agreement or the application thereof to any party or circumstance shall be prohibited by or invalid under applicable law, such provisions shall be ineffective to the extent of such prohibition without invalidating the remainder of such provision or any other provisions of this Agreement or the application of such provision to the other party or to other circumstances.

          (i)  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed to be an original but all of which shall constitute one and the same agreement.

     IN WITNESS WHEREOF, this Agreement has been executed by the parties as of the date first above written.


        CYTYC CORPORATION                         THE STOCKHOLDERS

By: /s/ Patrick J. Sullivan                  /s/ Brentwood Associates IX, LP
    ------------------------------           ----------------------------------
Title: President and Chief Executive
       Officer                               /s/ WPG Enterprise Fund III, LP
                                             ----------------------------------

                                             /s/ WP&G Venture Associates IV, LP
                                             ----------------------------------

                                             /s/ Three Arch Partners II, LP
                                             ----------------------------------

                                             /s/ IVP VII, LP
                                             ----------------------------------




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

                                  SCHEDULE A

Investor
--------

Brentwood Associates IX, LP
WPG Enterprise Fund III, LP
WP&G Venture Associates IV, LP
Three Arch Partners II, LP
IVP VII, LP